UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 12, 2021

Hunt Companies Acquisition Corp. I
(Exact name of registrant as specified in its charter)

Cayman Islands	001-41029	85-2093703
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4401 North Mesa Street El Paso, TX 79902	79902
(Address of principal executive offices)	(Zip Code)

(915) 533-1122
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A ordinary shares, $0.0001 par value, and one-half of one redeemable warrant	HTAQ.U	New York Stock Exchange
Shares of Class A ordinary shares	HTAQ	New York Stock Exchange
Warrants included as part of the units	HTAQ.WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).    ☐

Emerging growth company     ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 8.01	Other Events.

On November 12, 2021, Hunt Companies Acquisition Corp. I (the “Company”) consummated its initial public offering (the “IPO”) of 23,000,000 units (the “Units”), including the issuance of 3,000,000 Units as a result of the underwriters’ exercise of their over-allotment option. Each Unit consists of one share of the Company’s Class A ordinary shares, par value $0.0001 per share (the “Class A Ordinary Share”), and one-half of one warrant of the Company (the “Warrants”), each whole warrant entitling the holder thereof to purchase one whole share of Class A Ordinary Share at a price of $11.50 per share, subject to adjustment as provided in the Company’s registration statement on Form S-1, initially filed with the Securities and Exchange Commission on March 19, 2021 (File No. 333-254542). The Units were sold at a price of $10.00 per unit, generating gross proceeds to the Company of $230,000,000.

Simultaneously with the closing of the IPO, the Company completed the private sale (the “Private Placement”) of (i) an aggregate of 9,025,000 warrants (the “Sponsor Private Placement Warrants”) at a purchase price of $1.00 per Private Placement Warrant, to the Company’s sponsor, Hunt Companies Sponsor, LLC (the “Sponsor”), generating gross proceeds to the Company of $9,025,000 and (ii) an aggregate of 1,025,000 warrants (the “Jefferies Private Placement Warrants”, together with the Sponsor Private Placement Warrants, the “Private Placement Warrants”) at a purchase price of $1.00 per Private Placement Warrant, to Jefferies LLC, generating gross proceeds to the Company of $1,025,000. The Private Placement Warrants are identical to the warrants sold as part of the Units in the IPO, except that the Sponsor and Jefferies LLC have agreed not to transfer, assign or sell any of the Private Placement Warrants (except to certain permitted transferees) until 30 days after the completion of the Company’s initial business combination. The Private Placement Warrants are also not redeemable by the Company so long as they are held by the Sponsor, Jefferies LLC or any of their respective permitted transferees.

A total of $233,450,000 was placed in a U.S.-based trust account with Continental Stock Transfer & Trust Company, acting as trustee. An audited balance sheet as of November 12, 2021 reflecting receipt of the proceeds upon consummation of the IPO and the Private Placement has been issued by the Company and is included as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

The following exhibits are filed with this Form 8-K:

EXHIBIT INDEX

Exhibit No.	Description

99.1	Audited Balance Sheet as of November 12, 2021.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hunt Companies Acquisition Corp. I

Date: November 18, 2021	By:	/c/ James C. Hunt
		Name:	James C. Hunt
		Title:	Chief Executive Officer